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                                                                    Exhibit 23.1


                            INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement of Big Flower Press Holdings, Inc. on Form S-8 of our reports dated February 14, 1997, appearing in the Annual Report on Form 10-K of Big Flower Press Holdings, Inc. for the year ended December 31, 1996.


                             /s/ Deloitte & Touche LLP

Baltimore, Maryland
June 6, 1997